Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 1

Dated as of May 24, 2019

to

CREDIT AGREEMENT

Dated as of April 6, 2018

THIS AMENDMENT NO. 1 (this “Amendment”) is made as of May 24, 2019 by and among TPI COMPOSITES, INC. a Delaware corporation (the “Borrower”), the financial institutions listed on the signature pages hereof and JPMORGAN CHASE BANK, N.A., as Administrative Agent (the “Administrative Agent’), under that certain Credit Agreement dated as of April 6, 2018 by and among the Borrower, the Lenders and the Administrative Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

WHEREAS, the Borrower has requested that the requisite Lenders and the Administrative Agent agree to make certain amendments to the Credit Agreement;

WHEREAS, the Borrower, the Lenders party hereto and the Administrative Agent have so agreed on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders party hereto and the Administrative Agent hereby agree to enter into this Amendment.

1.Amendments to the Credit Agreement.  Effective as of March 31, 2019, the parties hereto agree that the Credit Agreement shall be amended as follows:

(a)Section 1.01 of the Credit Agreement is hereby amended to add the following definitions thereto:

“BHC Act Affiliate” of a party means an “affiliate’ (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.

“Covered Entity” means any of the following:

(i)	a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);
(ii)	a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or

US-DOCS\107796129.3

(iii)	a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

“Covered Party” has the meaning assigned to it in Section 9.20.

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).

“QFC Credit Support” has the meaning assigned to it in Section 9.20.

“Supported QFC” has the meaning assigned to it in Section 9.20.

“U.S. Special Resolution Regime” has the meaning assigned to it in Section 9.20.

(b)The definition of “Consolidated EBITDA” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

“Consolidated EBITDA” means, with reference to any period, Consolidated Net Income plus, without duplication and to the extent deducted from revenues in determining Consolidated Net Income, (i) Consolidated Interest Expense, (ii) expense for income taxes paid or accrued, (iii) depreciation, (iv) amortization, (v) stock-based compensation expenses, (vi) any net cash loss resulting from foreign exchange transactions, (vii) non-cash expenses, charges and losses (excluding losses or discounts from the sale of receivables), (viii) charges related to losses or discounts from the sale of receivables not to exceed, during such period, $7,500,000 and (ix) restructuring charges and the 2019 write-offs for Senvion receivables in an aggregate amount not to exceed, during such period, the greater of $15,000,000 and 10% of Consolidated EBITDA (calculated prior to giving effect to this clause (ix)) minus, to the extent included in Consolidated Net Income, (1) interest income, (2) income tax credits and refunds (to the extent not netted from tax expense), (3) any net cash gain resulting from foreign exchange transactions, (4) any non-cash gain as a result of any reversal of a charge referred to in clause (v) above by reason of a decrease in the value of any Equity Interest and (5) the amount of any cash payment made during such period in respect of any non-cash expense, charge or loss that is accounted for in a prior period which was added to Consolidated Net Income to determine Consolidated EBITDA for such prior period and which does not otherwise reduce Consolidated Net Income for the current period, all calculated for the Borrower and its Subsidiaries in accordance with GAAP on a consolidated basis.

(c)A new Section 1.07 of the Credit Agreement is hereby added to read as follows:

SECTION 1.07. Divisions.  For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized and acquired on the first date of its existence by the holders of its Equity Interests at such time.

(d)Section 5.01(e) of the Credit Agreement is hereby amended and restated to read as follows:

(e) no later than sixty (60) days after the beginning of each fiscal year of the Borrower (beginning with the first full fiscal year after the Effective Date), and no earlier than the last day of the year immediately prior to such fiscal year, a copy of the plan and forecast (including a projected consolidated and consolidating balance sheet, income statement and funds flow statement) of the Borrower for each quarter of such fiscal year in form reasonably satisfactory to the Administrative Agent;

(e)A new Section 9.20 of the Credit Agreement is hereby added to read as follows:

SECTION 9.20. Acknowledgement Regarding Any Supported QFCs.  To the extent that the Loan Documents provide support, through a guarantee or otherwise, for Swap Agreements or any other agreement or instrument that is a QFC (such support “QFC Credit Support” and each such QFC a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States):

In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.

(f)Section 2.20(c) of the Credit Agreement is hereby amended by replacing the reference to the term “Senior Secured Net Leverage Ratio” contained therein with a reference to “Total Net Leverage Ratio”.

2.Conditions of Effectiveness.  The effectiveness of this Amendment (the “Amendment No. 1 Effective Date”) is subject to the satisfaction of the following conditions precedent:

(a)The Administrative Agent (or its counsel) shall have received counterparts of (i) this Amendment duly executed by the Borrower, the Required Lenders and the Administrative Agent and (ii) the Consent and Reaffirmation attached hereto duly executed by the Subsidiary Guarantors.

(b)The Administrative Agent shall have received payment of the Administrative Agent’s and its affiliates’ fees and reasonable and documented out-of-pocket expenses (including reasonable fees and expenses of counsel for the Administrative Agent) in connection with this Amendment and the other Loan Documents to the extent earned, due and owing and otherwise reimbursable pursuant to the terms of the Credit Agreement or this Amendment.

3.Representations and Warranties of the Borrower.  The Borrower hereby represents and warrants as follows:

(a)This Amendment and the Credit Agreement as modified hereby constitute legal, valid and binding obligations of the Borrower, enforceable in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b)As of the date hereof and after giving effect to the terms of this Amendment, (i) no Default or Event of Default has occurred and is continuing and (ii) the representations and warranties of the Borrower set forth in the Credit Agreement are true and correct in all material respects (except to the extent such representation or warranty is qualified by materiality or Material Adverse Effect, in which case such representation and warranty is true and correct in all respects).

4.Reference to and Effect on the Credit Agreement.

(a)Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.

(b)The Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

(c)The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

(d)This Amendment is a Loan Document.

5.Governing Law.  This Amendment shall be construed in accordance with and governed by the law of the State of New York.

6.Headings.  Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

7.Counterparts.  This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page of this Amendment by telecopy, e-mailed .pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment.

[Signature Pages Follow]

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

TPI COMPOSITES, INC.,
as the Borrower

By:	/s/ William E. Siwek
William E. Siwek
President

Signature Page to Amendment No. 1 to

Credit Agreement dated as of April 6, 2018

TPI Composites, Inc.

JPMORGAN CHASE BANK, N.A.,
individually as a Lender, as the Swingline Lender, as an Issuing Bank and as Administrative Agent

By:	/s/ Lynn Braun
Lynn Braun
Executive Director

Signature Page to Amendment No. 1 to

Credit Agreement dated as of April 6, 2018

TPI Composites, Inc.

WELLS FARGO BANK, NATIONAL ASSOCIATION
as a Lender

By:	/s/ Zane Hwang
Zane Hwang
Vice President

Signature Page to Amendment No. 1 to

Credit Agreement dated as of April 6, 2018

TPI Composites, Inc.

CAPITAL ONE, NATIONAL ASSOCIATION
as a Lender

By:	/s/ Seth Meier
Seth Meier
Director

Signature Page to Amendment No. 1 to

Credit Agreement dated as of April 6, 2018

TPI Composites, Inc.

BANK OF AMERICA, N.A.,
as a Lender

By:	/s/ Alain Pelane
Alain Pelane
Vice President

Signature Page to Amendment No. 1 to

Credit Agreement dated as of April 6, 2018

TPI Composites, Inc.

CONSENT AND REAFFIRMATION

Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Amendment No. 1 to the Credit Agreement dated as of April 6, 2018 (as amended, restated, supplemented or otherwise modified, the “Credit Agreement”) by and among TPI Composites, Inc., a Delaware corporation, the financial institutions from time to time party thereto (the “Lenders”) and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”), which Amendment No. 1 is dated as of May 24, 2019 (the “Amendment”).  Capitalized terms used in this Consent and Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement.  Without in any way establishing a course of dealing by the Administrative Agent or any Lender, each of the undersigned consents to the Amendment and reaffirms the terms and conditions of the Credit Agreement and any other Loan Document executed by it and acknowledges and agrees that such Credit Agreement and each and every such Loan Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed.  All references to the Credit Agreement contained in the above‑referenced documents shall be a reference to the Credit Agreement as so modified by the Amendment.

Dated:  May 24, 2019

[Signature Page Follows]

COMPOSITE SOLUTIONS, INC.

By:	/s/ William E. Siwek
Name:	William E. Siwek
Title:	President

TPI ARIZONA, LLC

By:	/s/ William E. Siwek
Name:	William E. Siwek
Title:	President

TPI CHINA, LLC

By:	/s/ William E. Siwek
Name:	William E. Siwek
Title:	President

TPI CHINA II, LLC

By:	/s/ William E. Siwek
Name:	William E. Siwek
Title:	President

TPI, INC.

By:	/s/ William E. Siwek
Name:	William E. Siwek
Title:	President

TPI IOWA, LLC

By:	/s/ William E. Siwek
Name:	William E. Siwek
Title:	President

TPI IOWA II, LLC

By:	/s/ William E. Siwek
Name:	William E. Siwek
Title:	President

TPI MEXICO, LLC

By:	/s/ William E. Siwek
Name:	William E. Siwek
Title:	President

Signature Page to Consent and Reaffirmation to
Amendment No. 1 to Credit Agreement dated as of April 6, 2018

TPI Composites, Inc.

TPI MEXICO III, LLC

By:	/s/ William E. Siwek
Name:	William E. Siwek
Title:	President

TPI MEXICO V, LLC

By:	/s/ William E. Siwek
Name:	William E. Siwek
Title:	President

TPI MEXICO VII, LLC

By:	/s/ William E. Siwek
Name:	William E. Siwek
Title:	President

TPI HOLDINGS MEXICO, LLC

By:	/s/ William E. Siwek
Name:	William E. Siwek
Title:	President

TPI TECHNOLOGY, INC.

By:	/s/ William E. Siwek
Name:	William E. Siwek
Title:	President

TPI TURKEY, LLC

By:	/s/ William E. Siwek
Name:	William E. Siwek
Title:	President

TPI TURKEY IZBAS, LLC

By:	/s/ William E. Siwek
Name:	William E. Siwek
Title:	President

Signature Page to Consent and Reaffirmation to
Amendment No. 1 to Credit Agreement dated as of April 6, 2018

TPI Composites, Inc.